                                                           FORM OF PROXY

                                                     (REGISTERED SHAREHOLDERS)

          FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF CREO INC. TO BE HELD ON THURSDAY, FEBRUARY 10TH 2005

THIS PROXY IS SOLICITED BY OR ON BEHALF OF GOODWOOD INC., BURTON CAPITAL MANAGEMENT, LLC AND CERTAIN OTHER SHAREHOLDERS NAMED IN THE
ACCOMPANYING PROXY CIRCULAR (COLLECTIVELY, THE "DISSIDENTS"), FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF CREO INC.
("CREO" OR THE  "CORPORATION")  TO BE HELD ON THURSDAY,  FEBRUARY 10, 2005, AT 2:00 P.M.  (VANCOUVER  TIME) AT THE HILTON  VANCOUVER
METROTOWN  HOTEL,  IN THE  CRYSTAL  BALLROOM,  LOCATED AT 6083 MCKAY  AVENUE,  BURNABY,  BRITISH  COLUMBIA  AND ANY  ADJOURNMENT  OR
POSTPONEMENT THEREOF (THE "MEETING").

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                               THE DISSIDENTS RECOMMEND THAT YOU VOTE FOR THE SLATE OF DIRECTORS BELOW
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THE UNDERSIGNED SHAREHOLDER(S) OF CREO HEREBY APPOINT(S),  Peter H. Puccetti, or failing him, Robert G. Burton, Sr., or in the place of the forgoing,  ______________________________________________  as the nominee and proxy on behalf of the  undersigned,  with full power of substitution to attend,  act for and on behalf of and vote all of the common shares of the Corporation owned or held by the undersigned  at the  Meeting  and at any  adjournment  or  postponement  thereof  and at every poll or ballot that may take place in consequence thereof to the same extent and the same powers as the undersigned.

The undersigned specifies/specify that all of the common shares of Creo owned or held by the  undersigned and represented by this form of proxy shall be voted as follows:

   1. To elect the  following  as directors of the          FOR          WITHHOLD
      Company:  Robert G. Burton,  Sr., Patrice M.                         VOTE
      Daniels,  Leonard C. Green, Mark J. Griffin,           _              _
      James  C.  Johnson,   Michael  W.  Johnston,          |_|            |_|
      Robert W. Korthals,  Kevin G. Rooney, Wesley
      Voorheis and Sonia S. Yung

IF ANY AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING ARE PROPOSED AT THE MEETING OR ANY ADJOURNMENT OR
POSTPONEMENT  THEREOF IS PROPOSED OR IF ANY OTHER  MATTER  PROPERLY  COMES  BEFORE THE  MEETING,  THIS PROXY  CONFERS  DISCRETIONARY
AUTHORITY UPON THE PERSON NAMED HEREIN TO VOTE ON SUCH  AMENDMENTS OR VARIATIONS OR SUCH  ADJOURNMENT OR  POSTPONEMENT OR SUCH OTHER
MATTERS ACCORDING TO THE JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING.  If no voting  preferences are indicated above, the common shares represented by this proxy shall be voted FOR the slate of directors identified above.

AUTHORIZED  SIGNATURE(S)--THIS  SECTION  MUST BE  COMPLETED  FOR YOUR  INSTRUCTIONS  TO BE EXECUTED.  I/We  authorize  you to act in accordance with my/our instructions set out above.

DATED this ____________ day of ________________________, 2005.

                                                                     Signature(s)   of   Shareholder(s)
                                                                     (and title if applicable):         ____________________________

                                                                      Name(s) of Shareholder(s):
                                                                      (Please Print)                    ____________________________

                                                                      Number of shares represented by
                                                                      this proxy:                       ____________________________

                                                                      Phone number:                     ____________________________

                                                                      Date:                             ____________________________

                                                                      If not dated, this form of proxy will be
                                                                      deemed to be dated February 8, 2005.

                                                 PLEASE SEE INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

                          YOU MUST ACT QUICKLY FOR YOUR VOTE TO COUNT-- FAX OR MAIL YOUR GREEN PROXY TODAY

1. THIS PROXY IS SOLICITED BY OR ON BEHALF OF GOODWOOD INC., BURTON CAPITAL MANAGEMENT,  LLC AND CERTAIN OTHER SHAREHOLDERS NAMED IN
   THE ACCOMPANYING PROXY CIRCULAR (COLLECTIVELY, THE "DISSIDENTS").

2. This form of proxy must signed by the Shareholder or by the Shareholder's  attorney  authorized in writing or, if the Shareholder is a body corporate, this form of proxy must be executed by an officer or attorney thereof properly authorized.

3. A  SHAREHOLDER  HAS THE RIGHT TO APPOINT A PERSON OR COMPANY (WHO NEED NOT BE A  SHAREHOLDER)  OTHER THAN THE PERSONS  DESIGNATED
   HEREIN TO ATTEND AND ACT FOR SUCH SHAREHOLDER AND ON SUCH  SHAREHOLDER'S  BEHALF AT THE MEETING.  SUCH RIGHT MUST BE EXERCISED BY
   STRIKING OUT THE NAMES OF THE PERSONS  DESIGNATED  HEREIN AND INSERTING IN THE BLANK SPACE  PROVIDED FOR THAT PURPOSE THE NAME OF
   THE DESIRED PERSON OR COMPANY OR BY COMPLETING  ANOTHER FORM OF PROXY AND, IN EITHER CASE,  DELIVERING THE COMPLETED AND EXECUTED
   PROXY BY FAX AS INDICATED BELOW OR MAILING IT IN THE ENCLOSED PREPAID ENVELOPE.

4. THE COMMON  SHARES OF THE  CORPORATION  REPRESENTED  BY THIS  PROXY  WILL BE VOTED IN  ACCORDANCE  WITH THE  INSTRUCTIONS  OF THE
   SHAREHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND WHERE A CHOICE IS SPECIFIED, THE SHARES SHALL BE VOTED ACCORDINGLY. WHERE NO
   CHOICE IS SPECIFIED FOR THE MATTERS REFERRED TO IN ITEM 1, SUCH COMMON SHARES WILL BE VOTED FOR THE SLATE OF DIRECTORS IDENTIFIED
   IN ITEM 1 ABOVE.

5. Proxies to be used at the Meeting must be received by Kingsdale  Shareholder Services Inc.  ("Kingsdale") no later than 5:00 p.m.
   (Toronto time) on Monday, February 7, 2005 or at any adjournment thereof.  Accordingly, you are urged to sign, date and return by fax (at the fax numbers  specified below) your proxy so that it is received at the respective  address specified below as soon as possible.  In the case of any further adjournment or postponement of the Meeting, your proxy must be received by no later than 24 hours  before  the time of such  reconvened  meeting so that it can be  delivered  to Creo's  tabulation  agent to be used at the reconvened meeting. YOU SHOULD COMPLETE THIS PROXY EVEN IF YOU HAVE ALREADY COMPLETED A CREO PROXY.

6. PLEASE  SIGN,  DATE AND RETURN  YOUR PROXY TODAY (I) BY FAX (AT THE  RESPECTIVE  NUMBER  SPECIFIED  BELOW) OR (II) BY MAIL TO THE
   ADDRESS  SPECIFIED IN THE ENCLOSED ENVELOPE OR BY DELIVERY TO KINGSDALE  SHAREHOLDER  SERVICES INC., THE EXCHANGE TOWER, 130 KING
   STREET W. SUITE 2950, P.O. BOX 361, TORONTO, ONTARIO M5X 1E2.

                TIME IS OF THE ESSENCE -- FAX OR MAIL YOUR PROXY TODAY! PROXIES MUST BE RECEIVED BY FEBRUARY 7, 2005.

                                           PLEASE ENSURE THAT YOU SIGN AND DATE THE PROXY.

                                                          FAX: 416-867-2271
                                                    TOLL-FREE FAX: 1-866-545-5580
                                               MAIL: IN THE PREPAID ENVELOPE PROVIDED

                IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE WITH VOTING PLEASE CALL OUR PROXY SOLICITATION AGENT,

                                               NORTH AMERICA TOLL-FREE: 1-866-749-5464
                                                OUTSIDE NORTH AMERICA: 1-416-867-2335